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Exhibit 31(a)

Certification

        I, Theodore M. Solso, Chairman and Chief Executive Officer of Cummins, Inc. (Cummins), certify that:

1.
I have reviewed this Amendment No. 1 to the annual report on Form 10-K/A of Cummins;

2.
Based on my knowledge, the annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the periods covered by the annual report;

3.
Based on my knowledge, the financial statements, and other financial information included in the annual report, fairly present in all material respects the financial condition, results of operations and cash flows of Cummins as of, and for, the periods presented in the annual report;

4.
Cummins' management and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for Cummins and have:

a)
designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Cummins, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the periods in which the annual report is being prepared;

b)
designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c)
evaluated the effectiveness of Cummins' disclosure controls and procedures and presented in the annual report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by the annual report based on such evaluation; and

d)
disclosed in the annual report any change in Cummins' internal control over financial reporting that occurred during the fourth quarter that has materially affected, or is reasonably likely to materially affect, Cummins' internal control over financial reporting; and

5.
Cummins' management and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Cummins' auditors and the Audit Committee of Cummins' Board of Directors:

a)
all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Cummins' ability to record, process, summarize and report financial information; and

b)
any fraud, whether or not material, that involves management or other employees who have a significant role in Cummins' internal controls over financial reporting.

Date: March 25, 2004

/s/ THEODORE M. SOLSO Theodore M. Solso Title: Chairman and Chief Executive Officer (Principal Executive Officer)

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  Exhibit 31(a)
Certification